UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 9, 2026

QUOTEMEDIA, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-28599

Nevada

(State or other jurisdiction of incorporation or organization)

91-2008633

(IRS Employer Identification Number)

17100 East Shea Blvd.

Suite 230

Fountain Hills, AZ

(Address of principal executive offices)

85268

(Zip Code)

(602) 830-1443

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 9, 2026, Quotemedia, Inc. (the “Company”) dismissed MNP LLP as the Company’s independent registered public accounting firm. The dismissal was approved by the audit committee of the Company’s board of directors. During the Company’s fiscal years ended December 31, 2025, 2024 and 2023 there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MNP LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MNP LLP, would have caused MNP LLP to make reference to the subject matter of such disagreement(s) in connection with its audit reports on the Company’s financial statements for such years, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

MNP LLP issued an auditor’s report for the fiscal years ended December 31, 2025, 2024 and 2023, which did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided MNP LLP with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that MNP LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of MNP LLP’s letter, dated April 14, 2026, stating that it agrees with such statements.

(b) Appointment of New Independent Registered Public Accounting Firm

On April 9, 2026, the Company appointed GreenGrowth CPAs (“GreenGrowth”) as the Company’s new independent registered public accounting. The audit committee of the board of directors of the Company approved the appointment of GreenGrowth.

During the fiscal years ended December 31, 2025, 2024 and 2023 to the date of GreenGrowth’s appointment, neither the Company, nor anyone acting on the Company’s behalf, consulted with GreenGrowth regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and GreenGrowth did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter to the U.S. Securities and Exchange Commission from MNP LLP, dated April 14, 2026

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QuoteMedia, Inc.

Dated: April 14, 2026	By:	/s/ Keith J. Randall
Keith J. Randell
Chief Executive Officer and Chief Financial Officer and Director (Principal Executive and Financial and Accounting Officer)

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